                                                                   EXHIBIT 10.35

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT dated as of May 22, 2002 ("SECURITY AGREEMENT"), is made by SURGICAL LASER TECHNOLOGIES, INC., a Delaware corporation ("GRANTOR"), in favor of RELIANT TECHNOLOGIES, INC., a Delaware corporation ("SECURED PARTY").

                                    RECITALS

     A. Secured Party has made and has agreed to extend certain financial accommodation to Grantor as evidenced by that certain Secured Promissory Note (the "NOTE") and that certain License and Development Agreement (the "LICENSE AND DEVELOPMENT AGREEMENT") each dated as of even date herewith executed by Grantor in favor of Secured Party (collectively, the "LOANS").

     B. Secured Party is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall have executed and delivered to Secured Party this Security Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in order to induce Secured Party to make the Loans and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees as follows:

     1. DEFINED TERMS. When used in this Security Agreement the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

     "COLLATERAL" shall have the meaning assigned to such term in Section 2 of this Security Agreement.

     "EVENT OF DEFAULT" means (a) any failure by Grantor forthwith to pay or perform any of the Secured Obligations, (b) any report, information or notice made to, obtained or received by Secured Party at any time after the date hereof indicating that Secured Party's security interest is not prior to all other security interests or other interests reflected in such report, information or notice, other than Permitted Liens, (c) any breach by Grantor of any warranty, representation, or covenant set forth herein, and (d) any "Event of Default" as defined in the Note.

     "LIEN" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

     "PERMITTED LIEN" means any Liens existing on the date of this Security Agreement and set forth on Schedule A attached hereto.

     "SECURED OBLIGATIONS" means (a) the obligation of Grantor to repay Secured Party all of the unpaid principal amount of, and accrued interest on (including any interest that accrues after the commencement of bankruptcy), the Loans, (b) the obligation of Grantor to pay any fees, costs and expenses of Secured Party under the Note or under Section 5(c) hereof and (c) all other indebtedness, liabilities and obligations of Grantor to Secured Party arising out of or related to the Loans, whether now existing or hereafter incurred, and whether created under, arising out of or in connection with any written agreement or otherwise.

     "SECURITY AGREEMENT" means this Security Agreement and all Schedules hereto, as the same may from time to time be amended, modified, supplemented or restated.

     "UCC" means the Uniform Commercial Code as the same may from time to time be in effect in the State of California (and each reference in this Security Agreement to an Article thereof (denoted as a Division of the UCC as adopted and in effect in the State of California) shall refer to that Article (or Division, as applicable) as from time to time in effect); provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     In addition, the following terms shall be defined terms having the meaning set forth for such terms in the UCC: "Equipment" (including all accessions and additions thereto), "Instrument", "Intellectual Property", "Inventory" (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), and "Proceeds." Each of the foregoing defined terms shall include all of such items now owned, or hereafter acquired, by Grantor.

     All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Note.

     2. GRANT OF SECURITY INTEREST. As collateral security for the full, prompt, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce Secured Party to cause the Loans to be made, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party, and hereby grants to Secured Party, a security interest in all of Grantor's right, title and interest in, to and under the following, whether now owned or hereafter acquired, (all of which being collectively referred to herein as the "COLLATERAL"):

               (A)  The tangible assets set forth on Schedule B;

               (B) Subject to the consent of Grantor's incumbent senior secured lender, any and all Inventory of Grantor that is related to or otherwise used in connection with the tangible assets set forth on Schedule B and that is licensed to Grantor under the License and Development Agreement; and

               (C) To the extent not otherwise included, and subject as aforesaid in Section 2(b), all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for and rents, profits and products of each of the foregoing.

     3. REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants to Secured Party that:

               (A) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by Grantor in favor of Secured Party pursuant to this Security Agreement and except with respect to Permitted Liens.

               (B) This Security Agreement creates a legal and valid first priority purchase money security interest on and in all of the Collateral comprehended in Section 2(a) and the Proceeds therefrom comprehended in Section 2(c). Furthermore, Grantor will use its good faith reasonable efforts to persuade its incumbent senior secured lender to allow Secured Party to have a security interest in the Collateral comprehended in Section 2(b) and the Proceeds therefrom comprehended in Section 2(c), and that such security interest should be a valid first priority security interest. Grantor will assist Secured Party in effecting all filings and other actions necessary or desirable to perfect and protect such security interest, subject only to Permitted Liens.

               (C) Grantor's taxpayer identification number is, and chief executive office, principal place of business, and the place where Grantor maintains its records concerning the Collateral are presently located at the address set forth on the signature page hereof. If Grantor is a corporation, the State under whose law such registered organization was organized is set forth on the signature page hereof. The preponderance of the Collateral will, upon relocation from Secured Party's location in California, be located at such address. Grantor shall not change its taxpayer identification number, jurisdiction of organization or such chief executive office, principal place of business or remove or cause to be removed, the records concerning the Collateral from those premises without prior written notice to Secured Party or as otherwise expressly permitted by the Note.

     4. COVENANTS. Grantor covenants and agrees with Secured Party that from and after the date of this Security Agreement and until the Secured Obligations have been performed and paid in full:

          4.1 DISPOSITION OF COLLATERAL. Grantor shall not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, other than (a) the sale or lease of Collateral or the use of Collateral in Sections 2(a) and 2(b) in the provision of surgical services to customers, all in the ordinary course of business, (b) the granting of non-exclusive licenses with respect to the Collateral and (c) the disposal of worn-out or obsolete Collateral.

          4.2 CHANGE OF JURISDICTION OF ORGANIZATION, RELOCATION OF BUSINESS OR COLLATERAL. Grantor shall not change its jurisdiction of organization, relocate its chief executive office, principal place of business or its records, or allow the relocation of any Collateral (except as allowed pursuant to Section 4.1 immediately above) from such address(es) provided to Secured Party pursuant to Section 3(d) above without thirty (30) days prior written notice to Secured Party.

          4.3 LIMITATION ON LIENS ON COLLATERAL. Grantor shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, except (a) Permitted Liens and (b) the Lien granted to Secured Party under this Security Agreement.

          4.4 INSURANCE. Maintain insurance policies insuring the Collateral against loss or damage from such risks and in such amounts and forms and with such companies as are customarily maintained by businesses similar to Grantor.

          4.5 TAXES, ASSESSMENTS, ETC. Grantor shall pay promptly when due all property and other taxes, assessments and government charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith and adequate reserves are being maintained in connection therewith.

          4.6 MAINTENANCE OF RECORDS. Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral.

          4.7 FURTHER ASSURANCES; PLEDGE OF INSTRUMENTS. At any time and from time to time, upon the written request of Secured Party, and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Secured Party may reasonably deem necessary or desirable to obtain the full benefits of this Security Agreement, including, without limitation,
     (a) using its best efforts to secure all consents and approvals, including such consent as described in Section 3(b) hereof, necessary or appropriate for the grant of a security interest to Secured Party in any Collateral held by Grantor or in which Grantor has any right or interest not heretofore assigned, (b) executing, delivering and causing to be filed any financing or continuation statements (including "in lieu" continuation statements) under the UCC with respect to the security interests granted hereby, at Secured Party's reasonable request, executing and delivering or causing to be delivered written notice to insurers of Secured Party's security interest in, or claim in or under, any policy of insurance (including unearned premiums) and (c) at Secured Party's reasonable request, using its best efforts to obtain acknowledgments from bailees having possession of any Collateral and waivers of liens from landlords and mortgagees of any location where any of the Collateral may from time to time be stored or located. Grantor also hereby authorizes Secured Party to file any such financing or continuation statement (including "in lieu" continuation statements) without the signature of Grantor. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business and any Instrument in the outstanding or stated amount of less than $10,000, shall be duly endorsed in a manner reasonably satisfactory to Secured Party and delivered to Secured Party promptly and in any event within five (5) business days of Grantor's receipt thereof.

     5.   RIGHTS AND REMEDIES UPON DEFAULT.

               (A) Beginning on the date which is thirty (30) business days after any Event of Default, except that such period shall be ten (10) business days for an Event of Default arising from a payment not timely made by Grantor, shall have occurred and while such Event of Default is continuing, Secured Party may exercise in addition to all other rights and remedies granted to it under this Security Agreement, the Note, the License and Development Agreement and under any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may (i) reclaim, take possession, recover, store, maintain, finish, repair, prepare for sale or lease, shop, advertise for sale or lease and sell or lease (in the manner provided herein) the Collateral, and
          (ii) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Secured Party's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. To the extent Grantor has the right to do so, Grantor authorizes Secured Party, on the terms set forth in this Section 5 to enter the premises where the Collateral is located, to take possession of the Collateral, or any part of it, and to pay, purchase, contract, or compromise any encumbrance, charge, or lien which, in the opinion of Secured Party, appears to be prior or superior to its security interest. Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby releases. Grantor further agrees, at Secured Party's request, to assemble its Collateral and make it available to the Secured Party at places which Secured Party shall reasonably select, whether at Grantor's premises or elsewhere. Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 5(e), below, with Grantor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Secured Party of any other amount required by any provision of law, need Secured Party account for the surplus, if any, to Grantor. To the maximum extent permitted by applicable law, Grantor waives all claims, damages, and demands against Secured Party arising out of the repossession, retention or sale of the Collateral. Grantor agrees that Secured Party need not give more than ten (10) days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of its Collateral are insufficient to pay all amounts to which Secured Party is entitled from Grantor, Grantor also being liable for the attorney costs of any attorneys employed by Secured Party to collect such deficiency.

               (B) Grantor agrees that in any sale of any of such Collateral, whether at a foreclosure sale or otherwise, Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications), or in order to obtain any required approval of the sale or of the purchaser by any governmental authority, and Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Secured Party be liable nor accountable to Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

               (C) Grantor also agrees to pay all fees, costs and expenses of Secured Party, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

               (D) Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

               (E) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Secured Party in the following order of priorities:

          FIRST, to Secured Party in an amount sufficient to pay in full the reasonable costs of Secured Party in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by Secured Party in connection therewith, including, without limitation, reasonable attorneys' fees;

          SECOND, to Secured Party in an amount equal to the then unpaid Secured Obligations; and

          FINALLY, upon payment in full of the Secured Obligations, to Grantor or its representatives, in accordance with the UCC or as a court of competent jurisdiction may direct.

     6. INDEMNITY. Grantor agrees to defend, indemnify and hold harmless Secured Party and its officers, employees, and agents against (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement and (b) all losses or expenses in any way suffered, incurred, or paid by Secured Party as a result of or in any way arising out of, following or consequential to transactions between Secured Party and Grantor, whether under this Security Agreement or otherwise (including without limitation, reasonable attorneys' fees and expenses), except for losses arising from or out of Secured Party's gross negligence or willful misconduct.

     7. LIMITATION ON SECURED PARTY'S DUTY IN RESPECT OF COLLATERAL. Secured Party shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it takes such action as Grantor requests in writing, but failure of Secured Party to comply with any such request shall not in itself be deemed a failure to act reasonably, and no failure of Secured Party to do any act not so requested shall be deemed a failure to act reasonably.

     8. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     9.   MISCELLANEOUS.

          9.1  NO WAIVER; CUMULATIVE REMEDIES.

               (A) Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its respective rights or remedies hereunder, nor shall any single or partial exercise of any right or remedy hereunder on any one occasion preclude the further exercise thereof or the exercise of any other right or remedy.

               (B) The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

               (C) None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and Secured Party.

          9.2 TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 8 hereof, this Security Agreement shall terminate upon the payment and performance in full of the Secured Obligations.

          9.3 SUCCESSOR AND ASSIGNS. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, any future holder of any of the indebtedness and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the lien granted to Secured Party hereunder.

          9.4 GOVERNING LAW. In all respects, including all matters of construction, validity and performance, this Security Agreement and the Secured Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, except to the extent that the UCC provides for the application of the law of Grantor's jurisdiction of formation.

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

ADDRESS OF GRANTOR                            SURGICAL LASER TECHNOLOGIES, INC.

147 Keystone Drive                            By:   /s/ Michael R. Stewart
Montgomeryville, Pennsylvania 18936-9638            ----------------------

                                              Printed Name:   Michael R. Stewart
                                                              ------------------

                                              Title:   President and CEO
                                                       -----------------

TAXPAYER IDENTIFICATION NUMBER OF GRANTOR     JURISDICTION OF ORGANIZATION OF
                                              GRANTOR

31-1093148                                    Delaware

ACCEPTED AND ACKNOWLEDGED BY:

RELIANT TECHNOLOGIES, INC.

By:   /s/ Maynard A. Howe
      -------------------

Printed Name:   Maynard A. Howe
                ---------------

Title:   President and CEO
         -----------------

                                   SCHEDULE A

                                 PERMITTED LIENS

Liens in favor of a bank, commercial financing entity or other lending institution regularly engaged in the business of lending money.

Liens for taxes and assessments or other governmental charges not yet due and payable; and if due and payable, then as described in Section 4.5.

Claims and demands of landlords, carriers, warehousemen, laborers or similar persons for amounts not yet due and payable.

                                   SCHEDULE B

                                   COLLATERAL

                     RELIANT TECHNOLOGY, INC. INVENTORY LIST

ITEM ID         ITEM CLASS     ITEM DESCRIPTION                                UNIT       COST METHOD QTY ON HAND
------------------------------------------------------------------------------------------------------------------
0010-008-01     Stock item     Nut, Joystick                                                 FIFO           25.00
0010-009-01     Stock item     Bushing, Joystick                                             FIFO           48.00
0010-015-01     Stock item     Shaft Assembly, Joystick                                      FIFO           51.00
0010-029-01     Stock item     Shaft Assembly                                                FIFO           52.00
0010-030-01     Stock item     Mount Telescope                                               FIFO           35.00
0010-033-01     Stock item     Adapter Co2 Laser, Laser Eng.                                 FIFO           11.00
0010-034-01     Stock item     Insert 1, Joystick                                            FIFO           47.00
0010-041-01     Stock item     Mirror, Spher Convex-Fabricat                                 FIFO          191.00
0010-042-01     Stock item     Nut, Beam Alg. Indicator                                      FIFO           46.00
0010-049-01     Stock item     Nut, Telescope                                                FIFO           57.00
0010-050-01     Stock item     Nut-2, Telescope                                              FIFO           36.00
0010-053-01     Stock item     Housing, Telescope                                            FIFO           30.00
0010-054-01     Stock item     Sleeve - Focal, Telescope                                     FIFO           35.00
0010-055-01     Stock item     Plate, Telescope                                              FIFO           27.00
0010-056-01     Stock item     Tail, Telescope                                               FIFO           45.00
0010-059-01     Stock item     Pin-Slider, Telescope                                         FIFO           73.00
0010-064-01     Stock item     Nut, Slider                                                   FIFO           35.00
0010-079-01     Stock item     Adapter, CO2 Laser, HLS                                       FIFO           19.00
0010-080-01     Stock item     ADAPTER, CO2 LASER, HLS                                       FIFO            5.00
0010-081-01     Stock item     Adapter, CO2 Laser Coherent                                   FIFO            4.00
0010-088-01     Stock item     Screw, Mirror Mount                                           FIFO           31.00
0010-090-01     Stock item     Pin Holder, Micromanipulator                                  FIFO           55.00
0010-097-01     Stock item     Handle, Round, Micromanipulato                                FIFO           28.00
0010-098-01     Stock item     Washer2, Thurst, Telescope                                    FIFO           45.00
0010-101-01     Stock item     Adapter To Wild Micrscope                                     FIFO            2.00
0010-105-01     Stock item     Ring, Spring                                                  FIFO           50.00
0010-107-01     Stock item     Body Joystick                                                 FIFO           65.00
0010-110-01     Stock item     Label, Unimax 2000, S/N                                       FIFO          418.00
0010-113-01     Stock item     Label, Laser Aperture                                         FIFO          130.00
0010-117-01     Stock item     Ad Micr Storz/Siem/Wild                                       FIFO            1.00
0010-123-01     Stock item     Body-Joystick, Fixed                                          FIFO            3.00
0010-125-01     Stock item     Handle, Oval, Micromanipulator                                FIFO            1.00
0010-126-01     Stock item     Plate, Dovetail, Female                                       FIFO           60.00
0010-131-01     Stock item     Adapter,CO2 Laser, Surgilase                                  FIFO           14.00
0010-132-01     Stock item     Adapt ZEISS OPMI                                              FIFO            3.00
0010-140-01     Stock item     JOYSTICK EXTENSION                                            FIFO            4.00
0010-143-01     Stock item     ADAPTER, CO2 LASER XANAR/COHER                                FIFO            5.00

0010-146-01     Stock item     Body, Micromanipulator                                        FIFO           35.00
0010-148-01     Stock item     BUSHING, INDICATOR                                            FIFO            3.00
0010-153-01     Stock item     WASHER, JOYSTICK                                              FIFO           25.00
0010-155-01     Stock item     ADAPTER, CO2 LASER ZEISS                                      FIFO            1.00
0010-201-01     Stock item     MIRROR, CONCAVE                                               FIFO          181.00
0010-207-01     Stock item     BRIDGE, PROTECTIVE, MICROMANIP                                FIFO            4.00
0010-208-01     Stock item     MIRROR, HOT CLEAR                                             FIFO          365.00
0010-220-01     Stock item     LABEL, LASER ADPT, LASER ENG                                  FIFO          200.00
0010-221-01     Stock item     Adapter Blnk Laser, Generic                                   FIFO           -1.00
0010-222-01     Stock item     LABEL, LASER ADPT, SURGILASE                                  FIFO          170.00
0010-223-01     Stock item     LABEL, LASER ADPT, ZEISS                                      FIFO          200.00
0010-225-01     Stock item     LABEL, LASER ADPT, HERAEUS/LAS                                FIFO           70.00
0010-226-01     Stock item     LABEL, LASER ADPT,  COH                                       FIFO          230.00
0010-227-01     Stock item     LABEL,  LASER ADPT,  XANAR-COH                                FIFO          145.00
0010-228-01     Stock item     LABEL, LASER ADPT,  SHARPLAN                                  FIFO          190.00
0010-238-01     Stock item     SPACE, SLIDER                                                 FIFO            8.00
0010-241-01     Stock item     LABEL, INDICATOR                                              FIFO           45.00
0010-264-01     Stock item     BUTTON, LAPAROSCOPE                                           FIFO            3.00
0010-302-01     Stock item     INSERT, NUT JOYSTICK (BLACK)                                  FIFO           64.00
0010-302-04     Stock item     INSERT, NUT JOYSTICK (BLUE)                                   FIFO            1.00
0010-304-01     Stock item     90 ROD LENS W/SPER MIR (FABR)                                 FIFO          288.00
0010-308-01     Stock item     LABEL  JOYSTICK ASSY                                          FIFO           45.00
0010-310-01     Stock item     NUT,  JOYSTICK                                                FIFO            6.00
0010-313-01     Stock item     JOYSTICK INSERT W/TEFL BUSHIN                                 FIFO           45.00
0010-317-01     Stock item     Slider, Telescope                                             FIFO           36.00
0010-322-01     Stock item     NUT COLLIMATOR                                                FIFO            3.00
0010-323-01     Stock item     LABEL, LASER BEAM COLLIMATOR                                  FIFO          145.00
0010-326-08     Stock item     LABEL NO YAG 1064nm, 532nm                                    FIFO          275.00
0010-327-01     Stock item     CLAMP, MIRROR BOTTOM                                          FIFO           51.00
0010-328-01     Stock item     CLAMP, MIRROR TOP                                             FIFO           55.00
0010-330-01     Stock item     L/ADAPT, COPPER L/SONIC                                       FIFO            4.00
0010-349-01     Stock item     MIRROR, CONVEX                                                FIFO            5.00
0010-375-01     Stock item     HANDREST, PIN                                                 FIFO           26.00
0010-376-01     Stock item     HANDREST, SECTOR                                              FIFO           25.00
0010-377-01     Stock item     MIRROR,SPHER.CONCAVE (fabrica)                                FIFO          113.00
0010-379-01     Stock item     Nut, Handrest                                                 FIFO           25.00
0010-385-01     Stock item     FRONT TIP, HANDPIECE                                          FIFO            1.00
0010-385-02     Stock item     FRONT TIP, HANDPIECE                                          FIFO            8.00
0010-401-01     Stock item     HOLDER, MIROR                                                 FIFO            5.00
0010-434-01     Stock item     COLLIM LENS Nd:YAG                                            FIFO            6.00
0010-441-01     Stock item     FC THUMB SCREW                                                FIFO           54.00
0010-442-01     Stock item     LABEL, SNAP ADP RTI TO SHAR.                                  FIFO          225.00
0010-443-01     Stock item     SNAP ADAP RTI TO SHARPLAN ASSY                                FIFO            7.00
0010-455-01     Stock item     Spacer Dove Tail For Wild 680                                 FIFO            5.00
0010-460-01     Stock item     MIRROR R.G.C.                                                 FIFO           28.00
0010-486-01     Stock item     OLYMPUS OME ADAPTER                                           FIFO            1.00
0010-532-01     Stock item     PLATE, TELESCOPE F/MICROSC                                    FIFO            2.00
0010-544-01     Stock item     FRONT TIP HOOK, HANDPIECE                                     FIFO            8.00
0010-565-01     Stock item     ADAP MOLLER WEDEL, BUTTER                                     FIFO            4.00

0010-586-01     Stock item     SLIDE LABEL "F-df"                                            FIFO          225.00
0010-674-01     Stock item     MIRROR SPHERIC CONVEX (fabric)                                FIFO          109.00
0010-685-01     Stock item     LASER ADAPTER BLANK. LASREM                                   FIFO           -4.00
0010-694-01     Stock item     LABEL "C E"                                                   FIFO          600.00
0010-717-01     Stock item     ADAPTER ER:YAG ASCULAP MEDITEK                                FIFO            2.00
0010-719-01     Stock item     Screw Modify for Wild adaptor                                 FIFO           39.00
0010-721-01     Stock item     LASER AD FOR SCITON ER.YAG LAS                                FIFO            1.00
0100-001-02     Stock item     Manual, Operating UM-2000 PJS                                 FIFO          -11.00
0200-009-01C    Stock item     UniMax-2000 PJS, Clear Mirror                                 FIFO            5.00
0200-018-01     Stock item     Case Carrying, Assy.                                          FIFO           92.00
0200-030-01     Stock item     Universal Hand Stabiliz(Short)                                FIFO          -10.00
0200-040-O1     Stock item     RIGHT ANGLE COUPLER ASSY                                      FIFO            6.00
0200-043-01     Stock item     KIT, ADAPT MICRSCP.ZEISS (D/F)                                FIFO           51.00
0200-047-O1     Stock item     KIT, DRAPE ADAPTER, ZEISS                                     FIFO            1.00
0200-052-01     Stock item     ASSY JST MW B-S ND:YAG1064/532                                FIFO            2.00
0200-057-01     Stock item     RTI TO NIIC (25OZ) ADAPTER ASS                                FIFO            1.00
0200-095-01     Stock item     L/WILDM650/651/655/690/691                                    FIFO            1.00
0200-144-01     Stock item     INDICATOR, BEAM ALIGNMENT                                     FIFO           15.00
0200-147-01     Stock item     Assy, Beam SPL.                                               FIFO            6.00
0200-204-01     Stock item     ADAPTER RTI-MOLLER WEDEL, ASSY                                FIFO            1.00
0200-205-01     Stock item     KIT, HORN HANDLE                                              FIFO           15.00
0200-207-01     Stock item     KIT, PROTECTIVE DRAPE BRIGDE                                  FIFO            3.00
0200-208-01     Stock item     ASSY, BEAM SPL. W/CLEAR MIRROR                                FIFO            9.00
0200-214-01     Stock item     ADPT, COLPOSCOPE:COBOT MED.                                   FIFO            6.00
0200-220-01     Stock item     Laser Adaptor RTI-Lasram, Assy                                FIFO           19.00
0200-221-02     Stock item     DOVE TAIL SPACER ASSY. 3/8 IN.                                FIFO            1.00
0200-221-03     Stock item     DOVE TAIL SPACER ASSY. 1/2 IN.                                FIFO            1.00
0200-232-01     Stock item     ADAPTER RTI-LEISEGANG COLPOSCO                                FIFO            1.00
0200-233-01     Stock item     ADAPTER RTI TO HI-TECH, ASSY                                  FIFO            1.00
0200-235-01     Stock item     Adapter RTI to Lasering, Assy.                                FIFO            2.00
0200-238-01     Stock item     MOST MODELS LEICA/WILD                                        FIFO           -2.00
0300-003-01     Stock item     Cap, Protective MM (Yellow)                                   FIFO          500.00
0300-011-01     Stock item     ADAPTER, COLLIMATOR (AMPHENO)                                 FIFO            9.00
0300-018-01     Stock item     STERILE DRAPE                                                 FIFO           32.00
0300-030-01     Stock item     TYVEK, POUCH T-P CHEVRON 8x13                                 FIFO          975.00
0300-059-01     Stock item     DOUBLE CONVEX LEN (MW MANIF)                                  FIFO            6.00
0400-011-01     Stock item     SCR, SKT HD KRL CAP #8-32x1                                   FIFO            7.00
0400-040-01     Stock item     CLIP, REMOVE  JOYSTICK                                        FIFO           64.00
0400-046-01     Stock item     ELBOW FITTING #10-32                                          FIFO           65.00
0400-085-01     Stock item     O-RING i.d 1/4, o.d 3/8W 1/16                                 FIFO           44.00
0900-006-01     Stock item     Q-Tip Cotton Swab, 6"                                         FIFO        5,000.00
0900-012-01     Stock item     Methanol/Absolute/Photrex                                     FIFO            2.00
0900-013-01     Stock item     Acetone, HPLC 99.7%                                           FIFO            1.00
Z99-9060        Stock item     Coated Substrate (Argon Laser)                                FIFO            5.00

                               Add Armstrong Tech. - Additional 50 units                                    50.00
                               Scanners                                                                      9.00
                               Couplers                                                                      4.00
                               Misc. Items                                                                   0.00